                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                                ORDINARY SHARES

                                       OF

                             WIZTEC SOLUTIONS LTD.

                                       TO

                       CONVERGYS ISRAEL INVESTMENTS LTD.
                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                             CONVERGYS CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Ordinary Shares, each with New Israeli Shekel 1 par value (the "Shares"), of Wiztec Solutions Ltd., a company limited by shares duly registered under the laws of the State of Israel, are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, telecopier, telex, facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                                The Depositary:

                       IBJ WHITEHALL BANK & TRUST COMPANY


                 By Mail:                         For Information:               By Hand or Overnight Delivery:
    IBJ Whitehall Bank & Trust Company             (212) 858-2103              IBJ Whitehall Bank & Trust Company
               P.O. Box 84                         (Call Collect)                       One State Street
          Bowling Green Station                      Facsimile:                     New York, New York 10004
      New York, New York 10274-0084                (212) 858-2611             Attn.: Securities Processing Window
          Attn.: Reorganization                 To Confirm Facsimile                  Subcellar One (SC-1)
             Operations Dept.                    Transmission Call:
                                                   (212) 858-2103

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OR TELEX NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Convergys Israel Investments Ltd., a company limited by shares duly registered under the laws of the State of Israel (the "Sub") and a wholly owned subsidiary of Convergys Corporation, an Ohio corporation, upon the terms and subject to the conditions set forth in the Sub's Offer to Purchase dated April 1, 1999, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares as set forth below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. By tendering Shares pursuant to an Offer, a Company shareholder is approving a Plan in accordance with Section 236 of the Companies Ordinance as set forth in Section 7 of the Offer to Purchase.


Signature(s)                                                Check box if Share(s) will be tendered by book-entry
-----------------------------------------------------       transfer:  [ ]
Name(s)
-----------------------------------------------------
-----------------------------------------------------
(Please type or print)
Address
-----------------------------------------------------       Account Number
-----------------------------------------------------       ----------------------------------------------------
                                             Zip Code
Number of Shares
-----------------------------------------------------
Share Certificate Number(s) (if available)
-----------------------------------------------------
Area Code and Tel. No.:
-----------------------------------------------------
                                       Dated   , 1999
                                             --

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.


-----------------------------------------------------       -----------------------------------------------------
NAME OF FIRM                                                AUTHORIZED SIGNATURE
-----------------------------------------------------       Name
ADDRESS                                                     -----------------------------------------------------
-----------------------------------------------------       PLEASE PRINT OR TYPE
ZIP CODE                                                    Title
Area Code and Tel. No.                                      -----------------------------------------------------
-----------------------------------------------------       Date   , 1999
                                                                 --

DO NOT SEND STOCK CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY